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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2000

                                 Cox Radio, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                               1-12187 58-1620022
                        --------------------------------
        (Commission File Number) (I.R.S. Employer Identification Number)

                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
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               (Address of principal executive offices) (Zip Code)

                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)

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Item 2            Acquisition or Disposition of Assets

         On August 25, 2000, Cox Radio, Inc. (the "Company") acquired from AMFM Inc. ("AMFM") one FM station serving Miami, Florida; one FM station serving Atlanta, Georgia; two FM stations and two AM stations serving Stamford/Norwalk, Connecticut; four FM and two AM stations serving Jacksonville, Florida; and one FM station serving New Haven, Connecticut in exchange for one FM and one AM station serving Los Angeles, California plus approximately $3 million (the "AMFM Acquisition"). The stations acquired include WEDR-FM serving the Miami market; WFOX-FM serving the Atlanta market; WEFX-FM, WNLK-AM, WKHL-FM and WSTC-AM serving the Stamford/Norwalk market; WFYV-FM, WAPE-FM, WBWL-AM, WKQL-FM, WMXQ-FM and WOKV-AM serving the Jacksonville market and WPLR-FM serving the New Haven market. The stations exchanged were KFI-FM and KOST-AM serving the Los Angeles market. There are no material relationships between the Company and AMFM or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The Company used general corporate funds to make the AMFM Acquisition.

         On August 30, 2000, the Company acquired from Clear Channel Communications, Inc. ("Clear Channel") three FM stations serving Houston, Texas and three FM stations and one AM station serving Richmond, Virginia for cash consideration of $380 million (the "Clear Channel Acquisition"). The stations acquired include KKBQ-FM, KKTL-FM and KLDE-FM (Cox Radio acquired the format of KLDE-FM and the FCC license for KTBZ-FM; Clear Channel will retain the FCC license for KLDE-FM) serving the Houston market and WKHK-FM, WMXB-FM, WKLR-FM and WTVR-AM (subsequently named WVBB-AM) serving the Richmond market. There are no material relationships between the Company and Clear Channel or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The Company used proceeds from revolving credit facilities to make the Clear Channel Acquisition.

Item 7            Financial Statements and Exhibits

         The Company filed a Current Report on Form 8-K on September 11, 2000 (the "Report"). The Company did not file the financial statements required by subsection (a)(1) of Item 7 and did not file the pro forma financial statements required by subsection (b)(1) of Item 7 (collectively, the "Statements") with the Report. The Company indicated in the Report that it would file an amended Report within 60 days, pursuant to subsections (a)(4) and (b)(2) of Item 7. The Statements are attached as exhibits to this amended Current Report on Form 8-K/A.

(a)      Financial statements of businesses acquired.

         1. Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the year ended December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statements of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.

         2. Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the period from July 13, 1999 to December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the six-month period ended June 30, 2000.

         3. Audited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the period from January 1, 1999 to July 12, 1999 and unaudited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the six-month period ended June 30, 1999.



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         4.    Unaudited combined statement of assets acquired as of June 30,
               2000 and the related combined statements of revenues and direct operating expenses of radio stations WEDR-FM, WFOX-FM, WAPE-FM, WFYV-FM, WKQL-FM, WMXQ-FM, WOKV-AM, WBWL-AM, WPLR-FM, WKHL-FM, WSTC-AM, WEFX-FM and WNLK-AM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.

(b)      Pro forma financial information.

         1. Unaudited pro forma combined balance sheet of the Company as of June 30, 2000 after giving effect to the AMFM Acquisition and the Clear Channel Acquisition as if such transactions had been consummated as of June 30, 2000 and unaudited pro forma combined statements of operations for the six-month period ended June 30, 2000 and the year ended December 31, 1999 as if such transactions had been consummated as of January 1, 1999.

(c)      Exhibits.

         23.1 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations KKBQ-FM and KLDE-FM.

         23.2 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (owned by AMFM Inc.).

         23.3 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (owned by Capstar Broadcasting Corporation).

         99.1 Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the year ended December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statements of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.

         99.2 Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the period from July 13, 1999 to December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the six-month period ended June 30, 2000.

         99.3 Audited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the period from January 1, 1999 to July 12, 1999 and unaudited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the six-month period ended June 30, 1999.

         99.4 Unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statements of revenues and direct operating expenses of radio stations WEDR-FM, WFOX-FM, WAPE-FM, WFYV-FM, WKQL-FM, WMXQ-FM, WOKV-AM, WBWL-AM, WPLR-FM, WKHL-FM, WSTC-AM, WEFX-FM and WNLK-AM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.


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         99.5  Unaudited pro forma combined balance sheet as of June 30, 2000 and unaudited pro forma combined statements of operations of the Company for the year ended December 31, 1999 and the six-month period ended June 30, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cox Radio, Inc.


Dated: November 8, 2000                      By:  /s/ Neil O. Johnston
                                                  ------------------------------
                                                  Name: Neil O. Johnston
                                                  Title: Chief Financial Officer










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                                  Exhibit Index

Exhibits

23.1 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations KKBQ-FM and KLDE-FM.

23.2 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (owned by AMFM Inc.).

23.3 Consent of Deloitte & Touche LLP with respect to the financial statements of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (owned by Capstar Broadcasting Corporation).

99.1 Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the year ended December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statements of revenues and direct operating expenses of radio stations KKBQ-FM and KLDE-FM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.

99.2 Audited combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the period from July 13, 1999 to December 31, 1999 and unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by AMFM Inc.) for the six-month period ended June 30, 2000.

99.3 Audited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the period from January 1, 1999 to July 12, 1999 and unaudited combined statement of revenues and direct operating expenses of radio stations WKHK-FM, WKLR-FM, and WMXB-FM (radio stations owned by Capstar Broadcasting Corporation) for the six-month period ended June 30, 1999.

99.4 Unaudited combined statement of assets acquired as of June 30, 2000 and the related combined statements of revenues and direct operating expenses of radio stations WEDR-FM, WFOX-FM, WAPE-FM, WFYV-FM, WKQL-FM, WMXQ-FM, WOKV-AM, WBWL-AM, WPLR-FM, WKHL-FM, WSTC-AM, WEFX-FM and WNLK-AM (radio stations owned by AMFM Inc.) for the six-month periods ended June 30, 2000 and 1999.

99.5 Unaudited pro forma combined balance sheet as of June 30, 2000 and unaudited pro forma combined statements of operations of the Company for the year ended December 31, 1999 and the six-month period ended June 30, 2000.